LEASE EXTENSION & MODIFICATION AGREEMENT
                    ----------------------------------------

     AGREEMENT, made as of the 12th day of February, 2001, by and between L.H. Charney Associates, a New York partnership, with a present office address c/o L.H. Charney Associates, Inc., 1410 Broadway, New York, New York, 10018, ("Landlord"); and Cygne Designs, Inc., a Delaware corporation, qualified to do business in New York, with a present principal showroom and office address at 1410 Broadway, New York, New York, 10018 ("Tenant").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, Tenant and Landlord are parties to a written lease agreement, dated as of March 20, 2001, pertaining to a portion of the tenth (10th) floor, designated as Unit 1002, in the Building known as and situated at 1410 Broadway, New York, New York (the "Lease"); and,

     WHEREAS, Tenant is requested a three (3) year, two (2) month extension of the lease term.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.   The Lease is modified as follows:

     a) Front page, 11th line: "one (1) year" is changed to "four (4) years, two (2) months."

     b) Front page, 14th line: "30th day of April two thousand and one" is changed to "30th day of June two thousand and four".

     c) Front page, 15th Line: after "4/30/2001" the following is added:"; $265,272.00 per 12-month period, 5/01/01 to 6/30/2004".

     d)   Article 34, 2nd line:
          "$42,106.67" is changed to: "$44,212.00". (Tenant, upon execution of this Agreement is remitting to Landlord the sum of $2,105.33, as and for the balance of its security deposit).

     e) Rider Article 41a): as of May 1, 2001: Subparagraph iv):"... commencing July 1, 2000 and ending June 30, 2001" is changed to:
          "...commencing July 1, 2001 and ending June 30, 2002".

     f)   Rider Article 42a): as of May 1, 2001:
          "...commencing May 1, 2000 and terminating April 30, 2001" is changed to: "...Commencing May 1, 2001 and terminating April 30, 2002".

     g)   Rider Articles 63 and 64:
          After "$50.00" the following is added: "(beginning as of 5/01/02:
          $55.00)".

     h)   Rider Article 66a) vi): as of May 1, 2001:
          "...fiscal year commencing April 1, 2000 and ending March 31, 2001" is changed to: "...fiscal year commencing April 1, 2001 and ending March 31, 2002".

     i)   The following is added to the Rider:
          "Rent Credits

     76. Provided Tenant remains current as to rent and additional rent and is not otherwise in default under this Lease Agreement, Tenant shall be entitled to one-half (1/2) base rent free May 1, 2001-August 31, 2001".


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     2.   Except as otherwise set forth in Paragraph 1, above, the Lease is in all respects hereby ratified and confirmed.

     3. This agreement shall have no legal force and effect unless and until both parties shall execute and deliver same.

     4. The sole broker involved in this Lease Extension and Modification Agreement is L.H. Charney Associates, Inc.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the day and year first above written.


                                                      L.H. CHARNEY ASSOCIATES


                                                      By:   LEON H. CHARNEY
                                                         -----------------------
                                                         Partner


                                                      Cygne Designs, Inc.



                                                      By:/s/ BERNARD M. MANUEL
                                                         -----------------------
                                                         President
                                                         Fed ID No. 04-2843286